Principal Life Insurance Company Variable Life Separate Account

Supplement dated June 29, 2018 to
the Statutory Prospectus dated May 1, 2018 for:

Principal Variable Universal Life Accumulator
Principal Variable Universal Life Accumulator II
Principal Benefit Variable Universal Life
Principal Benefit Variable Universal Life II
Principal Executive Variable Universal Life
Principal Executive Variable Universal Life II
Principal Flexible Variable Life
Principal Survivorship Flexible Premium Variable Universal Life
Principal Variable Universal Life Income
Principal Variable Universal Life Income II
PrinFlex Life

This supplement updates information contained in the Statutory Prospectus for the variable life insurance policies referenced above. Please retain this supplement for future reference.

PVC LARGECAP VALUE ACCOUNT MERGING
One of the mutual funds available as an investment option under the insurance policies referenced above is merging into another fund. Principal Life Insurance Company has been informed by Principal Variable Contracts Funds, Inc. (“PVC”) that the LargeCap Value Account, which is the underlying fund for the LargeCap Value Division, will merge into the PVC Equity Income Account effective October 12, 2018 (the “Merger Date”), subject to shareholder approval. No transfers into the LargeCap Value Division will be allowed on or after the Merger Date. On the Merger Date, we will transfer any remaining values in the LargeCap Value Division to the division that invests in the Equity Income Account.

TABLE OF SEPARATE ACCOUNT DIVISIONS
On or about October 12, 2018, delete the row for the LargeCap Value Division.